Exhibit 10.3

Final Form

LOCK-UP AGREEMENT

October 30, 2026

Pelthos Therapeutics Inc.

4020 Stirrup Creek Drive, Suite 110

Durham, NC 27703

Castle Creek Biosciences, Inc.

330 N. Wabash Ave.

Suite 3500

Chicago, IL 60611

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Pelthos Therapeutics Inc., a Nevada corporation (including any successor thereto, “Public Company”), has entered into an Agreement and Plan of Merger, dated as of October 30, 2026 (as the same may be amended from time to time, the “Merger Agreement”) with Credit Card Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Public Company, Credit Card Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Public Company, and Castle Creek Biosciences, Inc., a Delaware corporation (“Merger Partner”), and Paragon Biosciences, LLC, a Delaware limited liability company, solely in its capacity as the Securityholder Representative).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of the parties to enter into the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Public Company and, solely prior to the Closing, Merger Partner, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(i)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Merger Partner Merger Shares issued to the undersigned or any of its controlled Affiliates pursuant to the Merger Agreement, or any securities convertible into or exercisable or exchangeable for such Merger Partner Merger Shares that are issued to the undersigned or any of its controlled Affiliates in respect of such Merger Partner Merger Shares (collectively, the “Undersigned’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition;

(ii)	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Public Company Common Stock, or other securities, in cash or otherwise; or

(iii)	make any demand for, or exercise any right with respect to, the registration of any of the Undersigned’s Shares.

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)	transfers of the Undersigned’s Shares:

(i)	if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (D) by operation of Law pursuant to a qualified domestic relations order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);

(ii)	if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management or advisement with the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as a distribution or dividend to equity holders, including, without limitation, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (D) transfers or dispositions not involving a change in beneficial ownership or (E) with prior written consent of Public Company; or

(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall, prior to or concurrently with such transfer or distribution, sign and deliver to Public Company a lock-up agreement in the form of this Lock-Up Agreement with respect to the Undersigned’s Shares that have been so transferred or distributed;

(b)	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) for the transfer of Public Company Common Stock; provided that (i) such plan does not provide for any transfers of the Undersigned’s Shares during the Restricted Period and (ii) no sales, transfers or other dispositions of the Undersigned’s Shares shall be made pursuant to a 10b5-1 Plan existing as of the date of the Merger Agreement (which, for clarity, shall not be amended during the Restricted Period to provide for the transfer of the Undersigned’s Shares during the Restricted Period, but may be terminated during the Restricted Period); and provided further that no public announcement or filing under the Exchange Act or otherwise shall be required or voluntarily made by any party in connection with the establishment of such plan during the Restricted Period;

(c)	transfers, sales, dispositions, or the entering into of transactions (including, without limitation, any swap, hedge or similar agreement) by the undersigned of or relating to shares of capital stock or other securities of Public Company purchased or acquired by the undersigned on the open market following the Closing or in a public offering by Public Company following the Closing; provided that this clause (c) shall not apply to any of the Undersigned’s Shares;

(d)	transfers of the Undersigned’s Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Public Company’s capital stock involving a change of control of Public Company that has been approved by Public Company’s Board of Directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement. For purposes of this clause (d), a “change of control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Public Company’s voting securities if, after such transfer, Public Company’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Public Company (or the surviving entity);

(e)	transfers of the Undersigned’s Shares pursuant to an order of a court or regulatory agency; or

(f)	the pledge, grant of a security interest in, or collateral assignment of the Undersigned’s Shares under any bona fide credit facility or similar facility maintained by the undersigned or one of its controlled affiliates; provided that no such pledge, grant or collateral assignment shall (i) confer upon such pledgee, grantee or assignee any right or claim against Public Company, the Surviving Company or any of their respective Affiliates, (ii) make such pledgee, grantee or assignee a party to, or a third-party beneficiary of, this Lock-Up Agreement, or (iii) entitle such pledgee, grantee or assignee to any notice, information, audit, dispute or enforcement right hereunder or under the Merger Agreement; provided, further that (x) as a condition to such pledge, grant or collateral assignment, the undersigned must continue to exercise voting control over the Undersigned’s Shares which are pledged, granted or collaterally assigned and (y) a foreclosure on the Undersigned’s Shares or similar action by the pledgee, grantee or assignee shall constitute a breach of this Lock-Up Agreement unless such foreclosure or other action otherwise qualifies as a transfer permitted by this Lock-Up Agreement;

and provided, further, that if, at any time during the Restricted Period, Public Company releases or waives, or agrees to release or waive, any of the restrictions set forth in this Lock-Up Agreement (or a substantially similar lock-up agreement) with respect to any other Person that is a Participating Securityholder of Merger Partner immediately prior to the Closing, on terms more favorable to such other Person than the terms set forth herein (including, without limitation, an earlier release date, a shorter Restricted Period, or a more permissive exception), then the same more favorable terms shall automatically apply to the undersigned, mutatis mutandis, and Public Company shall promptly notify the undersigned of any such release or waiver; and provided, further, that, with respect to each of (a) and (b) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily in connection with such transfer or disposition of the Undersigned’s Shares during the Restricted Period; and provided, further, that (i) any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that such filing relates to the circumstances described in (a) or (b), as applicable, and that the Undersigned’s Shares subject thereto remain subject to this Lock-Up Agreement and (ii) the foregoing shall not prevent the undersigned from filing a Form 13F, Schedule 13G or Schedule 13D, or any amendment thereto, or from disclosing its holdings in Public Company to the extent required by applicable Law.

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement and will not be recorded on the share register of Public Company.  In furtherance of the foregoing, the undersigned agrees that Public Company and any duly appointed transfer agent for the registration or transfer of the Undersigned’s Shares are hereby authorized to decline to make any transfer of the Undersigned’s Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.  Public Company may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of the Undersigned’s Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF PELTHOS THERAPEUTICS INC.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and to perform its obligations hereunder, including with respect to covenants and obligations that may bind the undersigned’s controlled Affiliates.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that Public Company and Merger Partner are proceeding with the Mergers in reliance upon this Lock-Up Agreement. Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will automatically terminate and the undersigned shall be released from all obligations under this Lock-Up Agreement upon the valid termination of the Merger Agreement.

Any and all remedies herein expressly conferred upon Public Company or Merger Partner will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, and the exercise by Public Company or Merger Partner of any one remedy will not preclude the exercise of any other remedy.  The undersigned agrees that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur to Public Company and/or Merger Partner in the event that any provision of this Lock-Up Agreement were not performed by the undersigned or its controlled Affiliate, if applicable, in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that Public Company and Merger Partner shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof (without any requirement to post any bond or other security in connection with seeking such relief) in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Public Company or Merger Partner is entitled at law or in equity.  The undersigned further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that Public Company or Merger Partner has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Public Company will cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned’s Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

IN ANY ACTION OR PROCEEDING BETWEEN THE UNDERSIGNED, ON THE ONE HAND, AND PUBLIC COMPANY, MERGER PARTNER OR ANY OF THEIR SUBSIDIARIES, ON THE OTHER HAND, ARISING OUT OF OR RELATING TO THIS LOCK-UP AGREEMENT, EACH OF THE UNDERSIGNED, PUBLIC COMPANY AND MERGER PARTNER: (A) CONSENTS TO SUBMIT ITSELF TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, NEW CASTLE COUNTY, OR, IF THAT COURT DOES NOT HAVE JURISDICTION, A STATE OR FEDERAL COURT SITTING IN WILMINGTON, DELAWARE, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT, (C) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, (D) AGREES NOT TO BRING ANY SUCH ACTION OR PROCEEDING IN ANY OTHER COURT, (E) WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO, AND (F) AGREES THAT IF NOTICE IS GIVEN IN WRITING, WITH RESPECT TO THE UNDERSIGNED, TO THE ADDRESS OF THE UNDERSIGNED SET FORTH ON THE SIGNATURE PAGES HERETO, AND WITH RESPECT TO PUBLIC COMPANY OR MERGER PARTNER, TO THE ADDRESS SET FORTH ABOVE, SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE (I) THREE (3) BUSINESS DAYS AFTER BEING SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, (II) ONE (1) BUSINESS DAY AFTER BEING SENT FOR NEXT BUSINESS DAY DELIVERY, FEES PREPAID, VIA A REPUTABLE OVERNIGHT COURIER SERVICE, (III) ON THE DATE TRANSMITTED BY E-MAIL (PROVIDED THAT NO “BOUNCE BACK” OR SIMILAR MESSAGE OF NON-DELIVERY IS RECEIVED WITH RESPECT THERETO), OR (IV) ON THE DATE PERSONALLY DELIVERED TO AN AUTHORIZED OFFICER OF THE PARTY TO WHICH SENT. EACH OF PUBLIC COMPANY, MERGER PARTNER AND THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER. EACH OF PUBLIC COMPANY, MERGER PARTNER AND THE UNDERSIGNED (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LOCK-UP AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

This Lock-Up Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  To the extent signed and delivered by means of a facsimile machine, by email delivery of a “.pdf” or “.jpg” format data file or by any electronic signature complying with the U.S. federal ESIGN Act of 2000, this Lock-Up Agreement shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine, email delivery of a “.pdf” or “.jpg” format data file or electronic signature complying with the U.S. federal ESIGN Act of 2000 to deliver a signature to this Lock-Up Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, email delivery of a “.pdf” or “.jpg” format data file or by any electronic signature complying with the U.S. federal ESIGN Act of 2000 as a defense to the formation of a contract and each party hereto forever waives any such defense.

(Signature Page Follows)

Print Name of Merger Partner stockholder:	[______________________]

Signature (for individuals):

Signature (for entities):

By:
Name:
Title:

[Signature Page to Lock-Up Agreement – Participating Securityholders]

Accepted and Agreed by: Pelthos Therapeutics Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement – Participating Securityholders]

Accepted and Agreed by: Castle Creek Biosciences, Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement – Participating Securityholders]